UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): November 16, 2016 (November 10, 2016)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On November 15, 2016, the original 8-K filing (the "Original 8-K Filing") was erroneously uploaded as a Current Report on Form 8-K/A. In addition, the Original 8-K Filing stated Robin Hanisch, the Registrant's Secretary, is affiliated with three of the Sangaree/Tri-County Contributors and three of the Berkley Contributors. Ms. Hanisch is only affiliated with one of the Sangaree/Tri-County Contributors and one of the Berkley Contributors. This amended Current Report on Form 8-K/A corrects these errors.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

P&W SC/GA Properties, I, LLC (“Sangaree/Tri-County, LLC”) Contribution and Subscription Agreement

The information set forth in Item 3.02 relating to that certain Contribution and Subscription Agreement (the “Sangaree/Tri-County Contribution Agreement”), dated November 10, 2016, by and among Wheeler REIT, L.P., a Virginia limited partnership of which the Registrant is the sole general partner (“Wheeler REIT”), and nine investors (each, a “Sangaree/Tri-County Contributor,” and collectively, the “Sangaree/Tri-County Contributors”), is incorporated herein by reference. Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer is affiliated with three of the nine Sangaree/Tri-County Contributors, and Robin Hanisch, the Registrant's Secretary, is affiliated with one of the Sangaree/Tri-County Contributors. No other director, officer or affiliate of the Registrant is affiliated with the remaining Sangaree/Tri-County Contributors.

The foregoing description of the material terms of the Sangaree/Tri-County Contribution Agreement is qualified in its entirety by reference to the Sangaree/Tri-County Contribution Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

South Main Streets, LLC (“Berkley, LLC”) Contribution and Subscription Agreement

The information set forth in Item 3.02 relating to that certain Contribution and Subscription Agreement (the “Berkley Contribution Agreement”), dated November 10, 2016, by and among Wheeler REIT, and 14 investors (each, a “Berkley Contributor,” and collectively, the “Berkley Contributors”), is incorporated herein by reference. Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, is affiliated with three of the fourteen Berkley Contributors and Robin Hanisch, the Registrant's Secretary, is affiliated with one of the Berkley Contributors. No other director, officer or affiliate of the Registrant is affiliated with the remaining Berkley Contributors.

The foregoing description of the material terms of the Berkley Contribution Agreement is qualified in its entirety by reference to the Berkley Contribution Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Sangaree/Tri-County, LLC Issuance

On November 10, 2016, Wheeler REIT and the Sangaree/Tri-County Contributors closed the transaction contemplated by the Sangaree/Tri-County Contribution Agreement. In connection therewith, Wheeler REIT exchanged an aggregate of 122,250 of its Common Units of limited partnership interests (the “Common Units”) valued at $2.25 per Common Unit for 13% of the outstanding membership interests in Sangaree/Tri-County, LLC, a Virginia limited liability company, held by the Sangaree/Tri-County Contributors. Wheeler REIT paid an aggregate of $1,837,767 to acquire the remaining 87% of the membership interests in Sangaree/Tri-County, LLC. The Common Units issued to the Sangaree/Tri-County Contributors represent, in the aggregate, 2% of the issued and outstanding Common Units. Beginning on November 10, 2017, the Common Units are redeemable for cash equal to the then-current market value of one share of the Registrant’s common stock or, at the Registrant’s option, one share of the Registrant’s common stock. Wheeler REIT did not receive any proceeds from the transaction. The issuance of the Common Units was exempt from registration pursuant to the exemption provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended. As a result of Wheeler REIT’s acquisition of all of the membership interests of Sangaree/Tri-County, LLC, Wheeler REIT acquired Sangaree Plaza, a shopping center located in Summerville, South Carolina, and Tri-County Plaza, a shopping center located in Royston, Georgia. The foregoing description of the Sangaree/Tri-County Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto.

Berkley LLC, Issuance

On November 10, 2016, Wheeler REIT and the Berkley Contributors closed the transaction contemplated by the Berkley Contribution Agreement. In connection therewith, Wheeler REIT exchanged an aggregate of 221,476 Common Units valued at $2.25 per Common Unit for 93% of the outstanding membership interests in Berkley, LLC, a Virginia limited liability company, held by the Berkley Contributors. Wheeler REIT paid an aggregate of $35,270 to acquire the remaining 7% of the membership interests in Berkley, LLC. The Common Units issued to the Berkley Contributors represent, in the aggregate, 4% of the issued and outstanding Common Units. Beginning on November 10, 2017, the Common Units are redeemable for cash equal to the then-current market value of one share of the Registrant’s common stock or, at the Registrant’s option, one share of the Registrant’s common stock. Wheeler REIT did not receive any proceeds from the transaction. The issuance of the Common Units was exempt from registration pursuant to the exemption provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended. As a result of Wheeler REIT’s acquisition of all of the membership interests of Berkley, LLC, Wheeler REIT acquired Berkley Shopping Center, a shopping center located in Norfolk, Virginia. The foregoing description of the Berkley Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2 hereto.

ITEM 8.01 OTHER EVENTS.

As of November 10, 2016, Wheeler REIT, as purchaser, acquired real property known as Sangaree Plaza, Tri-County Plaza, and Berkley Shopping Center (the “Properties”), located in Summerville, South Carolina, Royston, Georgia, and Norfolk, Virginia, respectively. The acquisition values of Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center were $6,265,000, $4,500,000 and $4,182,000, respectively. The Properties were acquired by obtaining the membership interests in the owners of the properties, Sangaree/Tri-County, LLC and Berkley, LLC, in exchange for a combination of cash and Common Units (as described in Item 3.02).

Jon Wheeler, the Registrant's Chairman and Chief Executive Officer, is the managing member of Sangaree/Tri- County, LLC and Berkley, LLC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. *
Report of Independent Auditor.

Combined Statements of Revenues and Certain Operating Expenses of Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center for the Nine Months Ended September 30, 2016 (Unaudited) and the Years Ended December 31, 2015, December 31, 2014, and December 31, 2013.

Notes to Combined Statements of Revenues and Certain Operating Expenses of Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center for the Nine Months Ended September 30, 2016 (Unaudited) and the Years Ended December 31, 2015, December 31, 2014, and December 31, 2013.

(b)	Pro forma financial information. **
Unaudited Pro Forma Condensed Combined and Consolidated Balance Sheet as of September 30, 2016.

Unaudited Pro Forma Condensed Combined and Consolidated Statement of Operations for the Nine Months Ended September 30, 2016.

Unaudited Pro Forma Condensed Combined and Consolidated Statement of Operations for the Year Ended December 31, 2015.

Notes to Unaudited Pro Forma Condensed Combined and Consolidated Financial Statements.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

10.1	Sangaree/Tri-County Contribution and Subscription Agreement, dated November 10, 2016, by and among Wheeler REIT and the Contributors.
10.2	Berkley Contribution and Subscription Agreement, dated November 10, 2016, by and among Wheeler REIT and the Contributors.
23.1	Consent of Cherry Bekaert LLP.
99.1	Combined Statements of Revenues and Certain Operating Expenses of Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center.
99.2	Unaudited Pro Forma Condensed Combined and Consolidated Financial Information of Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center.

*	Filed as Exhibit 99.1 and incorporated herein by reference.

**	Filed as Exhibit 99.2 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: November 16, 2016

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Sangaree/Tri-County Contribution and Subscription Agreement, dated November 10, 2016, by and among Wheeler REIT and the Contributors.
10.2	Berkley Contribution and Subscription Agreement, dated November 10, 2016, by and among Wheeler REIT and the Contributors.
23.1	Consent of Cherry Bekaert LLP.
99.1	Combined Statements of Revenues and Certain Operating Expenses of Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center.
99.2	Unaudited Pro Forma Condensed Combined and Consolidated Financial Information of Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center.